UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 10, 2008
BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 10, 2008, Barnes & Noble, Inc. (the "Company") issued a press release announcing its holiday sales for the period ended January 5, 2008 and updated guidance for the fourth quarter and full year (the "Press Release"). A copy of the Press Release is attached hereto as Exhibit 99.1.

 The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01     Regulation FD Disclosure.

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Barnes & Noble, Inc., dated January 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

		By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date:	January 10, 2008

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Barnes & Noble, Inc., dated January 10, 2008